Filed pursuant to Rule 497(a)

Registration No. 333-265509

Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

Issuer (Ticker)	Golub Capital BDC, Inc. (GBDC)
Tap (Increase)	Yes, GBDC 6.000% 07/15/2029
Announced Size	[TBD]
IPT	T+185 bps area
Ratings*	Moody's (Exp): Baa3/Positive S&P (Exp): BBB-/Stable Fitch (Exp): BBB/Stable
Format	SEC Registered
Ranking	Sr Unsecured Note
Settlement	T+5 (December 3, 2024)
Maturity Date	July 15th, 2029
Coupon Type	Fixed
Change of Control	Yes – 100%
Optional Redemption	Make-Whole Call: T+35 Par Call: 1 month prior to maturity (06/15/2029)
Book Runner(s)	SMBC (B&D), JPM, SANTUS, TSI
Use of Proceeds	Repay outstanding indebtedness under GBDC’s senior secured revolving credit facility or the debt securitization issued by Golub Capital BDC 3 CLO 2 LLC, GBDC’s indirect subsidiary
Denominations	2,000 x 1,000
Timing	Today's Business
Sale into Canada	Yes – Exemption
CUSIP	38173M AE2
ISIN	US38173MAE21

----Disclaimers----

*A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. The ratings are subject to revision or withdrawal at any time by Moody’s, S&P, or Fitch. Each of the security ratings above should be evaluated independently of any other security rating.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of Golub Capital BDC, Inc. before investing. When available, a preliminary prospectus supplement, together with an accompanying prospectus, will be filed with the Securities and Exchange Commission (the “SEC”), which will contain this and other information about Golub Capital BDC, Inc. and should be read carefully before investing.

The information in any preliminary prospectus supplement and accompanying prospectus, when available, and in this announcement is not complete and may be changed. This announcement is not an offer to sell any securities of Golub Capital BDC, Inc. and is not soliciting an offer to buy such securities in any state or jurisdiction where such offer and sale is not permitted.

A shelf registration statement relating to these securities is on file with and has been declared effective by the SEC. The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus. Before you invest, you should read the preliminary prospectus supplement, together with the accompanying prospectus, and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may obtain these documents for free by visiting EDGAR on the SEC’s website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the preliminary prospectus supplement and accompanying prospectus if you request it from SMBC Nikko Securities America, Inc. at 1-212-224-5135, J.P. Morgan Securities LLC at 1-212-834-4533, Santander US Capital Markets LLC toll-free at 1-855-403-3636, or Truist Securities, Inc. toll-free at 1-800-685-4786.

Any legends, disclaimers or other notices that may appear below are not applicable to this communication and should be disregarded (other than any statement relating to the identity of the legal entity authorizing or sending this communication in a non-US jurisdiction). Such legends, disclaimers or other notices have been automatically generated as a result of this communication having been sent via Bloomberg or another system.